GE CAPITAL MORTGAGE SERVICES, INC.                                 EXHIBIT 99.48
Home Equity Loan Pass-Through Certificates,
Series 1996-HE2
DISTRIBUTION DATE STATEMENT

SEPTEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

          The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

          Class A1     36157TZD6                  10.31518965
                       -------------          ---------------
          Class A2     36157TZE4                   0.00000000
                       -------------          ---------------
          Class A3     36157TZF1                   0.00000000
                       -------------          ---------------
          Class A4     36157TZG9                   0.00000000
                       -------------          ---------------
          Class A5     36157TZH7                   0.00000000
                       -------------          ---------------
          Class A6     36157TZJ3                   0.00000000
                       -------------          ---------------
          Class R1     36157TZK0                   0.00000000
                       -------------          ---------------
          Class R2     36157TZL8                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest
          Pay-out Rate:

          Class A1     36157TZD6                   5.55732269
                       -------------          ---------------
          Class A2     36157TZE4                   5.91666667
                       -------------          ---------------
          Class A3     36157TZF1                   6.08333333
                       -------------          ---------------
          Class A4     36157TZG9                   6.37500000
                       -------------          ---------------
          Class A5     36157TZH7                   6.61666667
                       -------------          ---------------

          Class A6     36157TZJ3                   6.66666667
                       -------------          ---------------
          Class S      36196HE2S                   0.95761823
                       -------------          ---------------

     (3) Servicing Compensation:                    64,572.06
                                              ---------------

The amounts below are for the aggregate
of all Certificates:

     (4) Pool Principal Balance;
         number of Mortgage                    151,183,839.80
                                              ---------------

         Loans:                                         1,940
                                              ---------------

     (5)  Principal Prepayments included
          for Defaulted Mortgage Loans,
          Defective Mortgage Loans, or
          Liquidating Loans                              0.00
                                              ---------------

     (6)  Class Certificate Principal
          Balance of each Class;
          Certificate Principal Balance
          of Single Certificate of each
          class:

                                                         Single
                                                        Certificate
        Class         Cusip#         Class Balance        Balance
       -------------------------------------------------------------
       Class A1       36157TZD6      43,410,377.34      956.17571233
                      ----------------------------------------------
       Class A2       36157TZE4      11,325,000.00     1000.00000000
                      ----------------------------------------------
       Class A3       36157TZF1      33,775,000.00     1000.00000000
                      ----------------------------------------------
       Class A4       36157TZG9      29,775,000.00     1000.00000000
                      ----------------------------------------------
       Class A5       36157TZH7      14,025,000.00     1000.00000000
                      ----------------------------------------------
       Class A6       36157TZJ3      18,405,152.00     1000.00000000
                      ----------------------------------------------
       Class R1       36157TZK0               0.00        0.00000000
                      ----------------------------------------------
       Class R2       36157TZL8               0.00        0.00000000
                      ----------------------------------------------

     (7)  Book value of real estate

          acquired on behalf of
          Certificate-holders; number
          of related Mortgage Loans:                     0.00
                                              ---------------
                                                         0.00
                                              ---------------

     (8)  Aggregate Scheduled Principal

          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                   809,474.67
                                              ---------------
                                                           14
                                              ---------------
          Two Payments Delinquent                   32,834.16
                                              ---------------
                                                            1
                                              ---------------
          Three or more Payments Delinquent              0.00
                                              ---------------
                                                            0
                                              ---------------
          TOTAL                                    842,308.83
                                              ---------------
                                                           15
                                              ---------------
          In foreclosure                                 0.00
                                              ---------------
                                                            0
                                              ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:                                0.00
                                              ---------------

     (10) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TZD6                         0.00
                       -------------          ---------------
          Class A2     36157TZE4                         0.00
                       -------------          ---------------
          Class A3     36157TZF1                         0.00
                       -------------          ---------------
          Class A4     36157TZG9                         0.00
                       -------------          ---------------
          Class A5     36157TZH7                         0.00
                       -------------          ---------------
          Class A6     36157TZJ3                         0.00

                       -------------          ---------------

     (11) Class Certificate Interest
          Rate:

          Class A4     36157TZG9                   189,815.63
                       -------------          ---------------
          Class A5     36157TZH7                    92,798.75
                       -------------          ---------------
          Class A6     36157TZJ3                   122,701.01
                       -------------          ---------------
          Class S      36196HE2S                   144,776.40
                       -------------          ---------------

     (12) Maximum Amount:                       12,980,108.00
                                              ---------------

     (13) Amount Available:                     12,980,108.00
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                            GE CAPITAL MORTGAGE SERVICES, INC.


                            By: /S/ Pamela L. Monahan
                            ----------------------------------------------------
                            Name:  Pamela L. Monahan
                            Title:  Vice President